                                                                   Exhibit 99.2


                            HARRAH'S ENTERTAINMENT, INC.

                 UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME


     The following unaudited pro forma condensed statements of income are based upon the historical consolidated financial statements of Harrah's Entertainment, Inc. ("Harrah's") and Showboat, Inc. ("Showboat," and together with Harrah's, the "Company") and should be read in conjunction with their respective consolidated financial statements and related notes. Harrah's acquired Showboat in a transaction which was consummated on June 1, 1998.
The acquisition is being accounted for as a purchase. The Company completed tender offers and consent solicitations and retired a portion of the debt assumed in the acquisition on June 15, 1998.

     As further described in the accompanying footnotes, the unaudited pro forma condensed statements of income for the six months ended June 30, 1998, and the year ended December 31, 1997, give effect to (i) the acquisition by Harrah's of Showboat applying the purchase method of accounting, (ii) the refinancing of certain of Showboat's existing indebtedness, (iii) certain estimated operational benefits attributable to the merger, (iv) de-consolidation of the Showboat East Chicago property, in which the Company holds a 55% non-controlling interest and (v) the presentation of the Showboat Las Vegas property as an asset held for sale. The pro forma results assume the transactions were consummated on the first day of the period presented.

     The unaudited pro forma condensed statements of income have been prepared based upon currently available information and assumptions deemed appropriate by the Company's management. This pro forma information may not be indicative of what actual results would have been, nor does such data purport to represent the Company's operating results for future periods.

                            HARRAH'S ENTERTAINMENT, INC.
                      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                STATEMENT OF INCOME
                         FOR THE SIX MONTHS ENDED JUNE 30, 1998

(In millions, except per                        Harrah's       Showboat       Pro Forma      Harrah's
share amounts)                                 Historical     Historical     Adjustments    As Adjusted
                                                (Note 1)       (Note 2)        (Note 3)
                                               ----------     ----------     -----------    -----------
Revenues
  Casino                                         $730.4         $237.6         $(92.7)  (a)   $875.3
  Food and beverage                               104.3           25.9          (10.4)  (a)    119.8
  Rooms                                            69.8            9.7           (2.5)  (a)     77.0
  Management fees                                  32.3            4.4           (0.5)  (a)     36.2
  Other                                            37.1            4.1           (1.8)  (a)     39.4
  Less: casino promotional  allowances            (80.8)         (17.4)           3.0   (a)    (95.2)
                                                --------       --------      ---------       --------
      Total revenues                              893.1          264.3         (104.9)       1,052.5
                                                --------       --------      ---------       --------
Operating expenses
  Direct
    Casino                                        395.6          100.6          (42.4)  (a)    453.8
    Food and beverage                              53.9           27.6          (11.7)  (a)     69.8
    Rooms                                          20.4            6.1           (1.6)  (a)     24.9
  Depreciation of buildings, riverboats
    and equipment                                  61.1           19.0           (7.7)  (a)     72.4
  Equity in (income) losses of nonconsolidated
    subsidiaries                                    6.3            1.2            2.9   (a)     10.4
  Project opening costs                             6.0            -              -              6.0
  Other                                           219.9          108.1          (38.8)  (a)    269.4
                                                                                  6.2   (b)
                                                                                (26.0)  (c)
                                                --------       --------      ---------       --------
        Total operating expenses                  763.2          262.6         (119.1)         906.7
                                                --------       --------      ---------       --------
Income from operations                            129.9            1.7           14.2          145.8
Interest expense, net of interest capitalized     (44.9)         (29.7)           9.1   (a)    (75.1)
                                                                                  5.0   (d)
                                                                                (14.6)  (e)
Other income, including interest income            18.7            1.8           (0.1)  (a)     20.4
                                                --------       --------      ---------       --------
Income before income taxes and minority interests 103.7          (26.2)          13.6           91.1
Provision for income taxes                        (38.0)           4.0           (7.5)  (g)    (41.5)
Minority interests                                 (3.8)           -              -             (3.8)
                                                --------       --------      ---------       --------
Income from continuing operations                 $61.9         $(22.2)          $6.1          $45.8
                                                --------       --------      ---------       --------
                                                --------       --------      ---------       --------
Income from continuing operations per share
  Basic                                           $0.62                                        $0.46
                                                --------                                     --------
                                                --------                                     --------
  Diluted                                         $0.61                                        $0.45
                                                --------                                     --------
                                                --------                                     --------
Average common shares outstanding                 100.2                                        100.2
                                                --------                                     --------
                                                --------                                     --------
Average common and common equivalent
  shares outstanding                              101.5                                        101.5
                                                --------                                     --------
                                                --------                                     --------

                            HARRAH'S ENTERTAINMENT, INC.
                     UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                STATEMENT OF INCOME
                        FOR THE YEAR ENDED DECEMBER 31, 1997


(In millions, except per                      Harrah's       Showboat      Pro Forma       Harrah's
share amounts)                               Historical     Historical    Adjustments    As Adjusted
                                              (Note 1)       (Note 2)      (Note 3)
                                             ----------     ----------    -----------    -----------
Revenues
  Casino                                       $1,338.0         $497.1        $(152.8)  (a) $1,682.3
  Food and beverage                               196.8           62.7          (20.9)  (a)    238.6
  Rooms                                           128.4           25.4           (6.1)  (a)    147.7
  Management fees                                  24.6            5.7              -   (a)     30.3
  Other                                            78.9           10.7           (5.5)  (a)     84.1
  Less: casino promotional  allowances           (147.5)         (44.8)           6.4   (a)   (185.9)
                                               --------        --------       --------       --------
      Total revenues                            1,619.2          556.8         (178.9)       1,997.1
                                               --------        --------       --------       --------
Operating expenses
  Direct
    Casino                                        685.9          252.8          (79.0)  (a)    859.7
    Food and beverage                             103.6           37.4          (18.4)  (a)    122.6
    Rooms                                          39.7            6.6           (3.7)  (a)     42.6
  Depreciation of buildings, riverboats
    and equipment                                 103.7           40.8          (14.3)  (a)    130.2
  Equity in (income) losses of nonconsolidated
    subsidiaries                                   11.1            3.5           23.9   (a)     38.5
  Project opening costs                            17.6            9.6           (9.6)  (a)     17.6
  Other                                           444.1          180.0          (65.2)  (a)    552.2
                                                                                 15.3   (b)
                                                                                (22.0)  (c)
                                               --------        --------       --------       --------

        Total operating expenses                1,405.7          530.7         (173.0)       1,763.4
                                               --------        --------       --------       --------
Income from operations                            213.5           26.1           (5.9)         233.7
Interest expense, net of interest capitalized     (79.1)         (49.4)          16.6   (a)   (134.5)
                                                                                 10.9   (d)
                                                                                (33.5)  (e)
Other income, including interest income            49.2            5.1           (1.0)  (a)     53.3
                                               --------        --------       --------       --------
Income before income taxes and
  minority interests                              183.6          (18.2)         (12.9)         152.5
Provision for income taxes                        (68.7)           2.3           (1.9)  (g)    (68.3)
Minority interests                                 (7.4)          (2.6)           2.6   (a)     (7.4)
                                               --------        --------       --------       --------
Income from continuing operations                $107.5         $(18.5)        $(12.2)         $76.8
                                               --------        --------       --------       --------
                                               --------        --------       --------       --------
Income from continuing operations per share
  Basic                                           $1.07                                        $0.76
                                               --------                                      --------
                                               --------                                      --------
  Diluted                                         $1.06                                        $0.76
                                               --------                                      --------
                                               --------                                      --------
Average common shares outstanding                 100.6                                        100.6
                                               --------                                      --------
                                               --------                                      --------
Average common and common equivalent
  shares outstanding                              101.3                                        101.3
                                               --------                                      --------
                                               --------                                      --------

                            HARRAH'S ENTERTAINMENT, INC.
                NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                STATEMENTS OF INCOME


Note 1 - Historical financial information for Harrah's for the six months ended June 30, 1998, and for the year ended December 31, 1997, has been derived from the Harrah's historical financial statements. Harrah's financial statements for the six month period ended June 30, 1998, include Showboat's operations after its June 1, 1998, acquisition by Harrah's.

Note 2 - The Showboat historical financial information for the year ended December 31, 1997, has been derived from Showboat's historical financial information. Showboat's historical financial results reflected on the Unaudited Pro Forma Consolidated Condensed Statement of Income for the Six Months Ended June 30, 1998, include only the five months of Showboat's operations prior to its June 1, 1998, acquisition by Harrah's.

Note 3 - Following are brief descriptions of the pro forma adjustments.

(a) Adjusts the historical statements of income to reflect the operating results of Showboat East Chicago as being accounted for under the equity method (rather than consolidated) and to remove the operating results of Showboat Las Vegas. The Company owns a 55% non-controlling interest in the partnership which owns and operates Showboat East Chicago. Showboat Las Vegas is being carried by the Company as an asset held for sale, and as such, is carried on the Company's balance sheet at its estimated realizable value, net of estimated selling expenses and carrying costs through the expected date of sale. The net impact on income from continuing operations of the pro forma adjustments related to East Chicago is zero. The net impact of the adjustments related to Showboat Las Vegas is to increase income from continuing operations by $2.1 million for the six months ended June 30, 1998, and $3.5 million for the year ended December 31, 1998.

(b) Reflects estimated expense for the amortization of the excess of the purchase price paid over the net book value of the assets acquired. The Company is currently in process of allocating the purchase price among the assets acquired and the liabilities assumed based on fair market values, as determined by appraisals, discounted cash flows, quoted market prices and estimates made by management. For purposes of these pro forma statements, it is assumed that the excess purchase price will be amortized over an average life of 30 years.

(c) Reflects adjustments for transaction costs expensed by Showboat in pre-transaction periods and estimated administrative costs savings to be realized as a result of merger efficiencies.

(d) Reflects reduction in interest expense for the impact of the Company's retirement of $218.6 million face amount of Showboat's 9 1/4% First Mortgage Bonds due 2008 and $117.9 million face amount of Showboat's Senior Subordinated Notes due 2009 using funds drawn under Harrah's revolving credit facility. See Note (f).

(e) Reflects additional interest expense, including amortization of related deferred finance charges, arising from the incremental borrowings incurred by the Company to fund the purchase of Showboat's outstanding common stock. See Note (f).

(f) The funds required to fund the retirement of a portion of Showboat's outstanding debt (see Note (d)) and the purchase of Showboat's outstanding common stock (see Note (e)) were provided by Harrah's revolving credit facility and the pro forma affects on interest expense have been computed at an average floating rate of 6.26% for the six months ended June 30, 1998, and 6.29% for the year ended December 31, 1997. Each 1/8 of a percent change in the floating rate on these borrowings would result in a change in interest expense of $1.1 million for the six months ended June 30, 1998, and $0.6 million for the year ended December 31, 1997.

(g) Records the estimated tax effect of the pro forma adjustments, with the exception of the amortization of the unallocated purchase price, which is assumed to be nondeductible for tax purposes.